EXHIBIT 10.2
EXECUTION COPY
NOVATION AGREEMENT
     This Novation Agreement (as amended, supplemented, restated or otherwise modified from time to time, this “Novation Agreement”) is made as of January 27, 2006 between:
BIONICHE LIFE SCIENCES INC., a corporation organized
under the laws of Canada
(“BLSI”),
and
CUMBERLAND PHARMACEUTICALS INC., a corporation
organized under the laws of the United States
(the “CPI”),
and
BIONICHE PHARMA GROUP LIMITED, a corporation
organized under the laws of Ireland
(“Pharma”).
(hereinafter collectively referred to as the “Parties”)
RECITALS
A. BLSI and the CPI have entered into a Strategic Alliance Agreement dated January 15, 2002 and a Manufacturing and Supply Agreement for N-Acetylcysteine dated January 15, 2002 copies of which are annexed as Schedules “A” and “B” attached hereto (such agreements and contracts, together with all notices, certificates, Agreement, instruments and other documents delivered or entered into in connection therewith, as amended, supplemented, restated or otherwise modified from time to time, are collectively referred to herein as the “Agreements").
B. BLSI desires to be released and discharged from its obligations to the CPI under the Agreements and the CPI has agreed to release and discharge BLSI.
C. The Parties have agreed that as and from the date of this Novation Agreement (the “Effective Date”), the Agreements shall be novated to Pharma so that from the Effective Date Pharma shall be bound by the terms of the Agreements in place of BLSI and agrees to acknowledge and expressly assume in the name, place and stead of BLSI all liabilities and obligations of BLSI under the Agreements.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties agree as follows:
SECTION 1 — NOVATION AND RELEASE
1.1 Novation
     As of the Effective Date, Pharma agrees and undertakes to perform the obligations of BLSI under the Agreements, whether arising prior to, on or subsequent to the Effective Date, and agrees to be bound by the terms and conditions of the Agreements in every way as if Pharma were named as a party to the Agreements in place of BLSI. Pharma agrees to perform any and all past, present and future obligations of BLSI under the Agreements, including without limitation indemnification obligations of BLSI arising out of any failure of BLSI to perform an obligation under the Agreements prior to the Effective Date.
1.2 Release of the Obligations of BLSI
     As of the Effective Date, the CPI and BLSI mutually release each other from the various covenants, undertakings, warranties and other obligations contained in the Agreements and from all claims and demands whatsoever in respect of the Agreements whether arising prior to, on or subsequent to the Effective Date.
SECTION 2 — REPRESENTATIONS AND WARRANTIES OF BLSI AND PHARMA TO THE CPI
     BLSI and Pharma represent and warrant to the CPI as follows:
2.1 Status
     BLSI and Pharma are corporations duly constituted and validly existing and are in good standing under the laws of their incorporating jurisdictions and are duly qualified to conduct their business in each jurisdiction where the nature and extent of their business and property require the same.
2.2 Authority
     BLSI and Pharma possess all requisite authority and power to execute, deliver and comply with the terms of this Novation Agreement. This Novation Agreement has been duly authorized by all necessary action, has been duly executed and delivered by BLSI and Pharma and constitutes a valid and binding obligation of BLSI and Pharma enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium, rearrangement, reorganization or similar legislation affecting the rights of creditors generally.

2.3 Right to Novate
     BLSI has the right to novate its rights and benefits under the Agreements to Pharma, free and clear of any charge, lien, pledge, security interest or direct or indirect participation interest in favour of any other person, and as of the Effective Date, the Agreements are free and clear of all charges, liens, pledges, security interests or direct or indirect participation interests in favour of any other person.
2.4 Non-Conflict
     Neither the execution nor the performance of this Novation Agreement requires the approval of any governmental or regulatory agency having jurisdiction over BLSI or Pharma, nor is this Novation Agreement in contravention of or in conflict with the articles, by-laws or resolutions of the directors or shareholders of BLSI or Pharma, or, of the provisions of any agreement to which BLSI or Pharma is a party, or by which any of the property of BLSI or Pharma may be bound, or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which BLSI or Pharma, or any of the property of BLSI or Pharma, may be subject.
2.5 Representations and Warranties Repeated
     Pharma hereby makes the same representations and warranties with respect to itself that BLSI made with respect to itself in the Agreements and Pharma represents and warrants to the CPI that such representations and warranties are true and correct as of the Effective Date.
SECTION 3 — REPRESENTATIONS AND WARRANTIES OF CPI TO PHARMA
     The CPI represents and warrants to Pharma that:
(a)	the representations and warranties of such CPI made in the Agreements are true and correct as of the Effective Date,

(b)	such CPI possesses all requisite power and authority to execute, deliver and comply with the terms of this Novation Agreement, and

(c)	the novation hereunder has been duly authorized by all necessary action, has been duly executed and delivered by such CPI and constitutes a valid and binding obligation of such CPI enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium, rearrangement, reorganization or similar legislation affecting the rights of creditors generally.

SECTION 4 – GENERAL
4.1 Severability
     If any provision of this Novation Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Novation Agreement, the legality, validity and enforceability of the remaining provisions of this Novation Agreement shall not be affected thereby.
4.2 Multiple Counterparts
     This Novation Agreement may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed to be an original, and all of which constitute, collectively, one agreement, but in making proof of this Novation Agreement, it shall not be necessary to produce or account for more than one such counterpart.
4.3 Notices
     Any notice given hereunder, under any of the Agreements or pursuant to the provisions hereof or thereof shall be given in accordance with notice provisions of the Agreements, except that no notice is required to be delivered to BLSI after the Effective Date.
     For the purposes of the notice provisions of the Agreements, address for notices or communications to Pharma shall be as follows:
Bioniche Pharma Group Limited
Inverin County, Galway
Ireland
Telecopier: 011 353 91 593 228
Attention; Albert Beraldo, Chief Executive Officer
4.4 Governing Law
     This Novation Agreement shall be interpreted, construed and governed by and in accordance with the laws of New York.
4.5 Confirmation
     The parties hereby confirm, in all other respects, that the Agreements are in full force and effect, unchanged and unmodified, except in accordance with this Novation Agreement.
4.6 Further Assurances
     The parties shall, with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Novation Agreement, and each party shall provide such further documents or instruments required by any other party as may be reasonably necessary or desirable to effect the purpose of this Novation Agreement and carry out is provisions,
     The parties have executed this Novation Agreement and this Novation Agreement shall be effective as of the Effective Date.

BIONICHE LIFE SCIENCES INC.
By:	/s/ Graeme McRae
Name:	Graeme McRae
Title:	President & CEO

CUMBERLAND PHARMACEUTICALS INC.
By:	/s/ A.J. Kazimi
Name:	A.J. Kazimi
Title:	Chief Executive Officer

BIONICHE PHARMA GROUP LIMITED
By:	/s/ John [illegible]
Name:	Dr. John [illegible]
Title:	Director